EXHIBIT 24


                             POWER OF ATTORNEY

         The undersigned in his capacity as a director of Manatron, Inc., does hereby appoint Paul R. Sylvester his true and lawful attorney to execute in his name, place, and stead, in his capacity as a director of Manatron, Inc., a Form S-8 Registration Statement of Manatron, Inc. with respect to the issuance of up to 500,000 shares of its Common Stock, no par value, to be offered in connection with the 1995 Long-Term Incentive Plan, any and all amendments to said Registration Statement and post-effective amendments thereto, and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the acts of said attorney.




                                  MANATRON, INC.



December __, 1995                 /S/ GENE BLEDSOE
                                  Gene Bledsoe
                                  President, Chief Executive Officer,
                                    and Director





















                                                                 EXHIBIT 24


                             POWER OF ATTORNEY


         The undersigned in his capacity as a director of Manatron, Inc., does hereby appoint Paul R. Sylvester his true and lawful attorney to execute in his name, place, and stead, in his capacity as a director of Manatron, Inc., a Form S-8 Registration Statement of Manatron, Inc. with respect to the issuance of up to 500,000 shares of its Common Stock, no par value, to be offered in connection with the 1995 Long-Term Incentive Plan, any and all amendments to said Registration Statement and post-effective amendments thereto, and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the acts of said attorney.



                                  MANATRON, INC.



December 20, 1995                 /S/ RANDALL L. PEAT
                                  Randall L. Peat
                                  Chairman of the Board and Director






















                                                                 EXHIBIT 24


                             POWER OF ATTORNEY


         The undersigned in his capacity as a director of Manatron, Inc., does hereby appoint Paul R. Sylvester his true and lawful attorney to execute in his name, place, and stead, in his capacity as a director of Manatron, Inc., a Form S-8 Registration Statement of Manatron, Inc. with respect to the issuance of up to 500,000 shares of its Common Stock, no par value, to be offered in connection with the 1995 Long-Term Incentive Plan, any and all amendments to said Registration Statement and post-effective amendments thereto, and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the acts of said attorney.




                                  MANATRON, INC.


December 22, 1995                 /S/ MELVIN J. TRUMBLE
                                  Melvin J. Trumble
                                  Director






















                                                                 EXHIBIT 24


                             POWER OF ATTORNEY


         The undersigned in her capacity as a director of Manatron, Inc., does hereby appoint Paul R. Sylvester her true and lawful attorney to execute in her name, place, and stead, in her capacity as a director of Manatron, Inc., a Form S-8 Registration Statement of Manatron, Inc. with respect to the issuance of up to 500,000 shares of its Common Stock, no par value, to be offered in connection with the 1995 Long-Term Incentive Plan, any and all amendments to said Registration Statement and post-effective amendments thereto, and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the acts of said attorney.



                                  MANATRON, INC.




December 19, 1995                 /S/ JANE M. RIX
                                  Jane M. Rix
                                  Director





















                                                                 EXHIBIT 24


                             POWER OF ATTORNEY

         The undersigned in his capacity as a director of Manatron, Inc., does hereby appoint Paul R. Sylvester his true and lawful attorney to execute in his name, place, and stead, in his capacity as a director of Manatron, Inc., a Form S-8 Registration Statement of Manatron, Inc. with respect to the issuance of up to 500,000 shares of its Common Stock, no par value, to be offered in connection with the 1995 Long-Term Incentive Plan, any and all amendments to said Registration Statement and post-effective amendments thereto, and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the acts of said attorney.





                                  MANATRON, INC.


December 20, 1995                 /S/ HARRY C. VORYS
                                  Harry C. Vorys
                                  Director






















                                                                 EXHIBIT 24


                             POWER OF ATTORNEY

         The undersigned in his capacity as a director of Manatron, Inc., does hereby appoint Paul R. Sylvester his true and lawful attorney to execute in his name, place, and stead, in his capacity as a director of Manatron, Inc., a Form S-8 Registration Statement of Manatron, Inc. with respect to the issuance of up to 500,000 shares of its Common Stock, no par value, to be offered in connection with the 1995 Long-Term Incentive Plan, any and all amendments to said Registration Statement and post-effective amendments thereto, and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the acts of said attorney.





                                  MANATRON, INC.


December 20, 1995                 /S/ STEPHEN C. WATERBURY
                                  Stephen C. Waterbury
                                  Director